NETSEER, INC. Financial Statements December 31, 2016 (Audited) and 2015 (Unaudited) (With Independent Auditor’s Report Thereon)

NETSEER, INC. Table of Contents Pages Independent Auditor’s Report 1 - 2 Balance Sheets 3 Statements of Operations 4 Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit 5 Statements of Cash Flows 6 Notes to Financial Statements 7 - 18

Member of Kreston International – a global network of independent accounting firms 13577 Feather Sound Drive, Suite 400 square6 Clearwater, Florida 33762 Main: 727.572.1400 square6 Fax: 727.571.1933 square6 www.mhm-pc.com Independent Auditor’s Report To the Board of Directors and Stockholders of NetSeer, Inc.: We have audited the accompanying financial statements of NetSeer, Inc., which comprise the balance sheet as of December 31, 2016, and the related statements of operations, redeemable convertible preferred stock and stockholders’ deficit, and cash flows for the year then ended, and the related notes to the financial statements. Management’s Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditor’s Responsibility Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NetSeer, Inc. as of December 31, 2016, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Prior Period Financial Statements The 2015 financial statements were compiled by us, and we did not audit or review those financial statements, and accordingly, express no opinion or other form of assurance on them. April 12, 2017 Clearwater, Florida

NETSEER, INC. Balance Sheets December 31, 2016 (Audited) and 2015 (Unaudited) See accompanying independent auditor’s report and notes to financial statements. 3 2016 2015 (Audited) (Unaudited) Current assets: Cash and cash equivalents $ 385,097 1,071,007 Restricted cash 50,000 50,000 Accounts receivable, net of allowance for doubtful accounts of $9,360 and $0, respectively 3,630,439 5,620,083 Prepaid expenses and other current assets 168,738 233,622 Total current assets 4,234,274 6,974,712 Property and equipment, net 286,948 417,820 Total assets $ 4,521,222 7,392,532 Current liabilities: Accounts payable $ 4,452,194 4,949,717 Accrued expenses and other current liabilities 792,598 1,957,298 Factoring line of credit 1,909,526 2,073,377 Current portion of note payable 480,000 2,034,243 Convertible notes payable and accrued interest 27,216,847 18,357,101 Total current liabilities 34,851,165 29,371,736 Notes payable, net of current portion - 480,000 Other long-term liabilities 59,731 60,817 Total liabilities 34,910,896 29,912,553 Redeemable convertible preferred stock, $.001 par value: Authorized shares 13,005,727; 12,884,664 shares issued and outstanding 30,090,112 30,090,112 Stockholders' deficit: Common stock, $.001 par value: Authorized shares 21,000,000; 3,450,557 shares issued and outstanding 3,451 3,451 Additional paid-in capital 619,684 619,684 Accumulated deficit (61,102,921) (53,233,268) Total stockholders' deficit (60,479,786) (52,610,133) Total liabilities, redeemable convertible preferred stock and stockholders' deficit $ 4,521,222 7,392,532 Assets Liabilities, Redeemable Convertible Preferred Stock and Stockholders' Deficit

NETSEER, INC. Statements of Operations For the Years Ended December 31, 2016 (Audited) and 2015 (Unaudited) See accompanying independent auditor’s report and notes to financial statements. 4 2016 2015 (Audited) (Unaudited) Revenues, net $ 20,853,784 18,479,233 Cost of revenue 15,710,933 14,214,571 Gross profit 5,142,851 4,264,662 Operating expenses: Compensation 7,147,395 7,737,751 Selling, general and administrative 3,334,999 3,517,725 Depreciation and amortization 233,576 212,853 Total operating expenses 10,715,970 11,468,329 Other expense: Interest expense 1,996,534 1,279,062 Loss on settlement of litigation 300,000 - Total other expense 2,296,534 1,279,062 Net loss $ (7,869,653) (8,482,729)

NETSEER, INC. Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit For the Years Ended December 31, 2016 (Audited) and 2015 (Unaudited) See accompanying independent auditor’s report and notes to financial statements. 5 Additional Paid-in Accumulated Shares Stock Shares Stock Capital Deficit Total Balances as of December 31, 2014 (Unaudited) 12,884,664 $ 30,090,112 3,450,557 $ 3,451 593,986 (44,750,539) (14,062,990) Contributions - - - - 25,698 - 25,698 Net loss - - - - - (8,482,729) (8,482,729) Balances as of December 31, 2015 (Unaudited) 12,884,664 30,090,112 3,450,557 3,451 619,684 (53,233,268) (22,520,021) Net loss - - - - - (7,869,653) (7,869,653) Balances as of December 31, 2016 (Audited) 12,884,664 $ 30,090,112 3,450,557 $ 3,451 619,684 (61,102,921) (30,389,674) Common StockPreferred Stock Series A Redeemable Convertible

NETSEER, INC. Statements of Cash Flows For the Years Ended December 31, 2016 (Audited) and 2015 (Unaudited) See accompanying independent auditor’s report and notes to financial statements. 6 2016 2015 (Audited) (Unaudited) Cash flows from operating activities: Net loss $ (7,869,653) (8,482,729) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 233,576 212,853 Provision for doubtful accounts 9,360 - Interest on convertible notes payable 1,509,746 849,321 Loss on settlement of litigation 300,000 - Change in operating assets and liabilities: Accounts receivable 1,980,284 (3,759,775) Prepaid expenses and other assets 64,884 424,573 Accounts payable (497,523) 3,764,271 Accrued expenses and other liabilities (1,445,411) 117,751 Net cash used in operating activities (5,714,737) (6,873,735) Cash flows from investing activities: Purchases of equipment (62,764) (124,563) Net cash used in investing activities (62,764) (124,563) Cash flows from financing activities: Contributions - 25,698 Net repayments (proceeds) on factoring line of credit (163,851) 1,089,378 Proceeds from convertible notes payable 7,350,000 9,200,000 Payments on note payable (2,034,243) (2,525,760) Payments on capital lease obligations (60,315) (101,344) Net cash provided by financing activities 5,091,591 7,687,972 Net change in cash and cash equivalents (685,910) 689,674 Cash and cash equivalents, beginning of year 1,071,007 381,333 Cash and cash equivalents, end of year $ 385,097 1,071,007 Supplemental information: Interest paid $ 524,000 371,000 Non-cash investing and financing activities: Purchase of property and equipment under capital lease obligation $ 39,940 -

NETSEER, INC. Notes to Financial Statements December 31, 2016 (Audited) and 2015 (Unaudited) 7 (1) Organization and Business NetSeer, Inc. (the “Company”), a Delaware company founded in 2006, develops concept-based ad targeting solutions for advertisers and publishers. The Company takes a Concept-based approach to ad targeting for advertisers and publishers. Concepts offer an accurate, nuanced picture of the audience’s mindset – which results in algorithms that think more like humans, and less like machines. The Company’s patented ConceptGraph™ reads between the lines to decode the signals of consumer intent, to give a more precise, predictive targeting. With access to more than 90 percent of U.S. households online, the Company delivers exceptionally relevant, brand-safe advertising across desktop, mobile and video – to make the most of campaign dollars for brands, and monetize the content for publishers. As of February 6, 2017, the assets and certain liabilities of NetSeer, Inc. were purchased by Inuvo, Inc. (see Note 13). (2) Summary of Significant Accounting Policies (a) Cash and Cash Equivalents Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less. (b) Accounts Receivable Accounts receivable consists of trade receivables from customers. We record accounts receivable at its net realizable value, recognizing an allowance for doubtful accounts based on our best estimate of probable credit losses on our existing accounts receivable. Balances are written off against the allowance after all means of collection have been exhausted and the possibility of recovery is considered remote. (c) Property and Equipment Property and equipment are stated at cost, net of accumulated depreciation and amortization. Major renewals and improvements are capitalized while maintenance and repairs which do not improve or extend the life of the respective assets are expensed as incurred. Costs of assets sold or retired and the related accumulated depreciation are eliminated from accounts and the net gain or loss is reflected as an operating expense in the statement of operations. Property and equipment are depreciated on a straight-line basis over three to five years for equipment and computer hardware, two to seven years for furniture and fixtures and three years for software. Leasehold improvements are amortized over the lesser of the estimated useful life of the asset or the remaining term of the lease.

NETSEER, INC. Notes to Financial Statements - Continued 8 (2) Summary of Significant Accounting Policies - Continued (d) Impairment of Long-Lived Assets In accordance with Accounting Standards Codification (“ASC”) 360, Property, Plant and Equipment, long-lived assets, such as property and equipment, are subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the asset is measured by comparison of the carrying amount to future undiscounted cash flows the asset is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the asset exceeds the fair value. No such impairment was recorded for the year ended December 31, 2016. (e) Revenue Recognition We recognize revenue in accordance with ASC 605-10, Revenue Recognition-General. We recognize revenue when the following criteria have been met: persuasive evidence of an arrangement exists, the fees are fixed and determinable, no significant obligations remain and collection of the related receivable is reasonably assured. The monetization segment consists of publishers who have partnered with us to utilize our ad delivery technology to serve ads on their websites for customers to view. Revenue in the monetization product is generated when an advertisement that is delivered is subsequently clicked on by a consumer. The product line sources revenues through direct publisher relationships, real-time bidding on exchanges, direct inventory buys, Mobile text ads, and video. Revenue is collected from advertisers when an advertisement is clicked. We then share a portion of the revenue with the publisher. Revenue sharing agreements are in place with publishers that we will deliver a set amount of impressions and conversions for specific ad units. Media revenues consist of the online display revenue which is paid for on a cost per impression basis. The company leverages the technology to buy relevant ads from an inventory for advertisers. Advertisers pay us based on the number of times their ad appears on the third party’s website. We recognize revenue based on the number of impressions delivered per campaign. The delivery of impressions is evidence by third party reports and revenue is capped at the maximum amount per insertion orders. (f) Stock-Based Compensation We value stock compensation based on the fair value recognition provisions of ASC 718, Compensation – Stock Compensation, which establishes accounting for stock-based awards exchanged for employee services and requires companies to expense the estimated grant date fair value of stock awards over the requisite employee service period. To value the fair value stock option awards, we use the Black-Scholes-Merton option pricing model. This model involves assumptions including the expected life of the option, stock price volatility, risk-free interest rate, dividend yield and exercise price. We recognize compensation expense in earnings over the requisite service period, applying a forfeiture rate to account for expected forfeitures of awards.

NETSEER, INC. Notes to Financial Statements - Continued 9 (2) Summary of Significant Accounting Policies - Continued (g) Concentration of Credit Risk We are exposed to concentrations of risk primarily in cash and cash equivalents and accounts receivable, which are generally not collateralized. Our policy is to place our cash and cash equivalents with high credit quality financial institutions in order to limit the amount of credit exposure. We do not require collateral from our customers, but our credit extension and collection policies include monitoring payments and aggressively pursuing delinquent accounts. We maintain allowances for potential credit losses. At times, deposits may exceed FDIC limits. (h) Customer Concentrations At December 31, 2016, we had two individual customers with accounts receivable balances greater than 10% of the gross accounts receivable. These customers combined owed approximately 46.6% of our gross accounts receivable balance as of December 31, 2016. The same two customers accounted for 50.8% of our revenue for the year ended December 31, 2016. At December 31, 2015, we had one customer with an accounts receivable balance greater than 10% of the gross accounts receivable. This customer owed approximately 56% of our gross accounts receivable balance as of December 31, 2015. The same customer accounted for 44% of our revenue for the year ended December 31, 2015. (i) Use of Estimates The preparation of financial statements, in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, net revenues and expenses and disclosure of contingent assets and liabilities. The estimates and assumptions used in the accompanying financial statements are based upon management’s regular evaluation of the relevant facts and circumstances as of the date of the financial statements. Actual results may differ from the estimates and assumptions used in preparing the accompanying financial statements, and such differences could be material. Significant estimates underlying the Company’s reported financial position and results of operations include the allowance for doubtful accounts, useful lives of long-lived assets, valuation allowance on deferred income taxes and the fair value of the stock options granted and warrants issued.

NETSEER, INC. Notes to Financial Statements - Continued 10 (2) Summary of Significant Accounting Policies - Continued (j) Income Taxes The Company utilizes the liability method of accounting for income taxes as set forth in ASC 740, Income Taxes. Under the liability method, deferred taxes are determined based on the temporary differences between the financial statement and tax basis of assets and liabilities. A valuation allowance is recorded when it is more likely than not that some of the deferred tax assets will not be realized. In assessing the need for a valuation allowance, we must project future levels of taxable income, which requires significant judgment. Management examines evidence related to the history of taxable losses or income, the economic conditions in which we operate, organizational characteristics, our forecasts and projections, as well as factors affecting liquidity. Management believes it is more likely than not that essentially none of the deferred tax assets will be realized, and have recorded a full valuation for the net deferred tax assets as of December 31, 2016 and 2015. The Company has adopted certain provisions of ASC 740. This statement clarifies the criteria that an individual tax position must satisfy for some or all of the benefits of that position to be recognized in a company’s financial statements. ASC 740 prescribes a recognition threshold of more likely than not, and a measurement attribute for all tax positions taken or expected to be taken on a tax return, in order to be recognized in the financial statements. (k) New Accounting Pronouncements In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2014-09, Revenue from Contracts with Customers, which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, and requires entities to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In August 2015, the FASB issued ASU 2015-14, which defers by one year the effective date of ASU 2014-09. Accordingly, this guidance is effective for interim and annual periods beginning after December 15, 2018. The Company is currently evaluating the effects, if any, that the adoption of this guidance will have on the Company’s financial position, results of operations and cash flows. In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. ASU 2014-15 provides guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and about related footnote disclosures. For each reporting period, management is required to evaluate whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. Management is also required to evaluate and disclose whether its plans alleviate that doubt. ASU 2014-15 is effective for the annual period ending after December 15, 2016, and for interim periods within annual periods ending after December 15, 2016. The Company adopted ASU 2014-15 during fiscal 2016. The adoption of this ASU had no impact on the Company’s financial statements.

NETSEER, INC. Notes to Financial Statements - Continued 11 (2) Summary of Significant Accounting Policies - Continued (k) New Accounting Pronouncements - Continued In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). This standard will require all leases with durations greater than twelve months to be recognized on the balance sheet and is effective for interim and annual reporting periods beginning after December 15, 2019, although early adoption is permitted. We believe adoption of this standard will have an impact on our Consolidated Balance Sheets. Although we have not completed our assessment, we do not expect the adoption to change the recognition, measurement or presentation of lease expenses within the consolidated financial position or results of operations. (3) Property and Equipment, Net The net carrying value of property and equipment, net at December 31, 2016 and 2015 was as follows: 2016 2015 (Audited) (Unaudited) Furniture and fixtures $ 23,975 30,732 Equipment and computer hardware 1,733,009 1,666,405 Software 10,549 10,549 Leasehold improvements 12,126 36,422 1,779,659 1,744,108 Less accumulated depreciation and amortization (1,492,711) (1,326,288) $ 286,948 417,820 Depreciation and amortization expense was $233,576 and $212,853 for the years ended December 31, 2016 and 2015, respectively. (4) Accrued Expenses and Other Current Liabilities Accrued expenses and other current liabilities consist of the following at December 31, 2016 and 2015: 2016 2015 (Audited) (Unaudited) Accrued expenses $ 344,983 1,038,571 Accrued compensation and benefits 407,955 859,778 Current portion of capital lease obligations 39,660 58,949 $ 792,598 1,957,298

NETSEER, INC. Notes to Financial Statements - Continued 12 (5) Factoring Line of Credit In March 2016, the Company entered into a factoring agreement (the “Factoring Agreement”) with Fast Pay Partners LLC (the “Fast Pay” or the “Factor”) with a maximum availability of $7,000,000, in which Fast Pay has agreed to provide 80% advances on the Company’s accounts receivables, under the terms and conditions as outlined in the Factoring Agreement. The term of the agreement is for a period of one year and will automatically renew for additional one year terms, unless terminated at any time by the Factor or by the Company prior to such renewal, with sixty days’ prior written notice. Under the terms of the Factoring Agreement, the Company may sell and assign eligible accounts receivable to the Factor in exchange for advances made to the Company. The Factor purchases eligible accounts receivable net of a factoring commission of 0.933% of such receivable. The Company bears the risk of credit loss on the receivable. These receivables are accounted for as a secured borrowing arrangement and not a sale of financial assets. Factor expenses and interest charged to operations during the year ended December 31, 2016 were $267,000. At December 31, 2016, $1,909,526 was outstanding under the terms of the Factoring Agreement, for advances made to the Company, net of repayments of such advances through the collection of factored receivables. All outstanding fees, principal and interest were fully repaid in 2017 when the Company entered into the Asset Purchase Agreement (see Note 13). Prior to entering into the Factoring Agreement, the Company had entered into a factoring line of credit with a financial institution whereby the lender agrees to provide 80% advances on the Company’ accounts receivable with maximum availability of $3,000,000. This line bears a finance charge of 8%. The balance under this line of credit was $2,073,377 at December 31, 2015. The line of credit was fully repaid upon entering into the Factoring Agreement with FastPay in 2016. (6) Note Payable The Company entered into a secured term loan with a financial institution with an original principal amount of $2,400,000. The term loan bears interest at 4.5% per annum and matures in June 2017. The outstanding balance on this term loan as of December 31, 2016 and 2015 was $480,000 and $2,514,243, respectively. All outstanding principal and interest was fully repaid in 2017 when the Company entered into the Asset Purchase Agreement (see Note 13).

NETSEER, INC. Notes to Financial Statements - Continued 13 (7) Convertible Notes Payable The Company entered into a Note Purchase Agreement (“Agreement”) with Mission Ventures III, L.P., Mission Ventures Affiliates III, L.P. and Onset V, L.P. (together, “the Investors”), whereby the Company sells the Investors unsecured convertible promissory notes (“Notes”). The Agreement has since been amended over time to adjust certain terms, such as, the aggregate maximum principal amount, maturity dates, and certain definitions. The Notes are convertible upon automatic conversion or optional conversion as defined by the Agreement and Notes. Automatic conversion occurs in the event of a Qualifying Financing transaction where the Company consummates a sale of its equity securities for at least $2,000,000. On, or prior to, the earlier of the maturity date or a sale of the Company, the outstanding principal amount of the Notes and all accrued but unpaid interest thereon shall automatically be converted into that number of fully paid and non-assessable shares of capital stock issued in such a Qualifying Financing as equals the amount to be converted divided by 80% of the price per share at which equity securities are sold by the Company in the Qualifying Financing. Optional conversion occurs in the event that (i) the sale of the Company or (ii) a conversion in connection with a Qualifying Financing has not occurred by the maturity date, then at the option of the Holder, the entire principal balance and unpaid interest may be converted into non-assessable Convertible Series A Preferred Stock of the Company at $2.3404 per share. In the event that a sale of the Company occurs prior to a conversion, then 300% of the outstanding principal amount plus any then unpaid and accrued interest shall immediately become due and payable prior to consummation of such sale. The Notes mature at various dates through December 31, 2016 and bear interest at the rate of 7% per annum from the date of issuance until repayment of the Notes or conversion of the Notes. On or after the respective maturity dates, all unpaid principal, together with any unpaid and accrued interest and other amounts payable shall be due and payable upon the written demand of the Holder or subject to optional conversion. No written demand has been requested by the Holder. All amounts outstanding under the Notes were $24,050,000 and $16,700,000 as of December 31, 2016 and 2015, respectively. Accrued interest on the Notes totaled $3,166,847 and $1,657,101 as of December 31, 2016 and 2015, respectively (see Note 13). (8) Income Taxes Income tax expense (benefit) is composed of the following for the year ended December 31, 2016 and 2015: 2016 2015 (Audited) (Unaudited) Federal statutory rate $ (2,563,899) (2,885,816) State income tax rate, net of federal benefit 16,292 (20,430) Permanent differences 30,432 28,800 Change in valuation allowance 2,575,489 4,517,327 Change in net operating loss carryforward (615,853) (1,927,794) Interest on convertible debt 513,314 288,769 Other 44,225 (856) Income tax expense (benefit) $ - -

NETSEER, INC. Notes to Financial Statements - Continued 14 (8) Income Taxes - Continued Deferred income taxes are the result of temporary differences between book and tax basis of certain assets and liabilities, timing of income and expense recognition of certain items and net operating loss carry-forwards. The Company assesses temporary differences resulting from different treatments of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities, which are recorded in the balance sheets. Management evaluates the realizability of our deferred tax assets on a regular basis, an exercise that requires significant judgment. In the course of this evaluation management considers the Company’s recent history of tax losses, the economic conditions in which it operates, recent organizational changes and forecasts and projections. Management believes it is more likely than not that essentially none of the Company’s deferred tax assets will be realized, and has recorded a full valuation allowance for the net deferred tax assets as of December 31, 2016. The following is a schedule of the deferred tax assets and liabilities as of December 31, 2016 and 2015: 2016 2015 (Audited) (Unaudited) Deferred tax assets: Net operating loss carry forward $ 23,768,282 21,104,426 Alternative minimum tax credits 1,294,306 1,278,773 Accrued expense 106,300 234,000 Other 2,057 2,057 Allowance for doubtful accounts 3,700 - Subtotal 25,174,645 22,619,256 Less valuation allowance (25,152,445) (22,576,956) Total 22,200 42,300 Deferred tax liabilities: Depreciation and amortization (22,200) (42,300) Total (22,200) (42,300) Total deferred tax assets (liabilities) $ - - The net operating losses amounted to approximately $55,501,736 and expire beginning 2027 through 2036. At December 31, 2016, the Company had approximately $1,278,773 of research and development tax credits available to offset future federal income taxes. The credits have no expiration date.

NETSEER, INC. Notes to Financial Statements - Continued 15 (8) Income Taxes - Continued We are currently open to audit under the statute of limitations by the Internal Revenue Service for the years ending December 31, 2013 through 2016. Our state income tax returns are open to audit under the statute of limitations for the same periods. We recognize interest and penalties related to income taxes in income tax expense. We have incurred no penalties and interest for the year ended December 31, 2016. (9) Stock-Based Compensation The Company maintains a stock-based compensation program intended to attract, retain and provide incentives for talented employees to align stockholder and employee interests. Option unit vesting periods are generally up to five years. Compensation Expense The Company determined that the grant date fair value of options issued was not material. The Company recorded no stock-based compensation expense for the year ended December 31, 2016 or 2015. There are no amounts compensation cost not yet recognized at December 31, 2016. Significant Grants and Cancellations On October 18, 2016, the Company granted employees a total of 385,200 stock options which fully vest over 4 years. The exercise price of the options is $.50 per share. At various dates throughout 2015, the Company granted employees a total of 614,200 stock options which fully vest over 4 years. The exercise price of the options is $.50 per share. The fair value of stock options is determined using the Black-Scholes-Merton valuation model. The use of this valuation model involves assumptions that are judgmental and highly sensitive in the determination of compensation expense and include the expected life of the option, stock price volatility, risk-free interest rate, dividend yield, exercise price, and forfeiture rate. Forfeitures are estimated at the time of valuation and reduce expense ratably over the vesting period. The forfeiture rate is adjusted periodically based on the extent to which actual forfeitures differ, or are expected to differ, from the previous estimate. The following table summarizes our stock option activity during 2016: Weighted Average Options Exercise Price Outstanding, beginning of year 2,706,780 $ 0.48 Granted 385,200 0.50 Forfeited, expired or cancelled (447,840) (0.50) Exercised - - Outstanding, end of year 2,644,140 $ 0.96

NETSEER, INC. Notes to Financial Statements - Continued 16 (9) Stock-Based Compensation - Continued Expected volatility is based on the historical volatility of our Common Stock over the period commensurate with or longer than the expected life of the options. The expected life of the options is based on the vesting schedule of the option in relation to the overall term of the option. The risk free interest rate is based on the market yield of the U.S. Treasury Bill with a term equal to the expected term of the option awarded. We do not anticipate paying any dividends so the dividend yield in the model is zero. (10) Stockholders’ Equity and Convertible Preferred Stock Convertible Series A Preferred Stock Each share of Convertible Series A Preferred Stock is convertible at the holder’s option into shares of Common Stock at any time after the date of issuance, initially based on $2.3404 (adjusted for any stock dividends, combinations or splits) dividend by the conversion price. The conversion price is initially $2.3404 per share for the Convertible Series A Preferred Stock. Conversion of each share of Convertible Series A Preferred Stock is automatic upon the earlier of (a) the date specified and agreed upon by holders of at least 60% of the shares of the Convertible Series A Preferred Stock then outstanding, or (b) a public offering of the Company’s Common Stock for which the aggregate gross proceeds to the Company is at least $30 million and at a price per share of at least $11.702. Voting Rights The holders of the Convertible Series A Preferred Stock are entitled to vote, together with the holders of Common Stock, on all matters submitted to stockholders vote. Each Convertible Series A Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which each preferred share is convertible at the time of such vote. Liquidation Preference In the event of voluntary or involuntary liquidation, the holders of the Convertible Series A Preferred Stock will receive, prior and in preference to any distribution of any assets or surplus funds, the amount of $2.3404 per share (the “Issue Price”) then held by them (adjusted for any stock dividends, combinations or splits), plus all declared but unpaid dividends on each such share. After receipt of this amount, the entire remaining assets and funds of the Company legally available for distribution will be distributed to the holders of the Convertible Series A Preferred Stock and the Common Stock in proportion to the number of shares of Common Stock then held by each (assuming conversion of all Convertible Series A Preferred Stock) until the holders of the Convertible Series A Preferred Stock have received an aggregate of $4.6808 per share, including amounts previously received (adjusted for any stock dividends, combinations or splits). Thereafter, if assets remain in the Company, the holders of the Common Stock will receive all the remaining assets of the Company in proportion to the number of shares of Common Stock held. A change in control, as defined, constitutes a liquidation event.

NETSEER, INC. Notes to Financial Statements - Continued 17 (10) Stockholders’ Equity and Convertible Preferred Stock - Continued Redemption At any time after November 20, 2013, upon written request from the holders of at least 60% of the then outstanding shares of convertible preferred stock, the Company is required to redeem all of the outstanding shares by paying cash a sum equal to the Issue Price (adjusted for any stock dividends, combinations or splits), plus all declared but unpaid dividends on each such share. Dividends The holders of the Convertible Series A Preferred Stock are entitled to receive dividends at the rate of $0.1872 per share per annum. Dividends are payable only when, as, and if declared by the board and are noncumulative. No dividend will be paid on any Common Stock during any fiscal year until dividends in the total amount of $0.1872 per share on the Convertible Series A Preferred Stock have been paid or declared and set apart during the fiscal year. No dividends were declared during 2016 and 2015. Warrants As of December 31, 2016 and 2015, we have outstanding warrants for the potential issuance of 83,317 shares of Convertible Series A Preferred Stock with an exercise price of $2.3404. These warrants were issued in connection with debt issuance. (11) Retirement Plan The Company provides a 401(k) plan (“Plan”) to assist their employees prepare for retirement. The Plan covers all employees of the Company who meet certain eligibility requirements. The Company may make contributions to the Plan upon their discretion. There were no Company discretionary contributions for the year ended December 31, 2016 or 2015. (12) Commitments and Contingencies Litigation From time to time we may become subject to legal proceedings, claims and litigation arising in the ordinary course of business (see Note 13). Operating Lease The Company leases office space under a non-cancellable lease expiring in 2017. As leases expire, it can be expected that they will be renewed or replaced in the normal course of business. Rent expense was $382,708 and $326,651 for the years ended December 31, 2016 and 2015, respectively. Future minimum lease payments during the year ended December 31, 2017 is approximately $173,000.

NETSEER, INC. Notes to Financial Statements - Continued 18 (13) Subsequent Events In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2017, the date the financial statements were available to be issued. On January 20, 2017, the Company entered into a settlement and release agreement with an unrelated third party that they had previously entered into an Asset Purchase Agreement (“APA”) with. The parties mutually consented to terminate the APA and resolve their disputes through payment by the Company. The settlement and release agreement stated that the Company will pay the third party the sum of $300,000 for full. In exchange for this consideration, all claims against the Company are dismissed. Included in accrued expenses and other current liabilities in the accompanying balance sheet as of December 31, 2016 is $300,000 related to the payments required by the Company. During January 2017, the Company issued $650,000 in Notes under the Agreement as described in Note 7. The Notes maturity dates were extended to February 28, 2017. On February 6, 2017, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Inuvo, Inc. Under the terms of the Asset Purchase Agreement, substantially all of the Company’s assets were acquired in exchange for 3,529,000 shares of Inuvo, Inc.’s Common Stock, and the assumption of certain outstanding liabilities. The holders of Common and Preferred stock had zero priority upon this liquidation, and as such, these shares issued at closing were allocated to the Investors and certain executives as assigned by the Investors. Under the terms of an Escrow Agreement (the “Escrow Agreement”) 529,350 shares of the Common Stock issued in the transaction were deposited into escrow pending possible post-closing adjustments to the purchase price related to working capital and audited financial statement adjustments, as well as in connection with possible indemnification claims post-closing.